068 P2 07/22

SUPPLEMENT DATED JULY 8, 2022

TO THE prospectus dated October 1, 2021

OF

Franklin K2 Alternative STRATEGIES FUND

(a series of Franklin Alternative Strategies Funds)

The Prospectus is amended as follows:

Effective on July 11, 2022, the following information is inserted into the table in the “Fund Details—Management” section on page 40:

Name of Sub-Advisor	Strategy	Address of Sub-Advisor
ActusRayPartners Limited	Long Short Equity	Room 3, 42/F Lee Garden One, 33 Hysan Avenue, Causeway Bay, Hong Kong

Please keep this supplement with your prospectus for future reference.

068 SA2 07/22

SUPPLEMENT DATED JULY 8, 2022

TO THE STATEMENT OF ADDITIONAL INFORMATION

Dated OCTOBER 1, 2021

OF

Franklin K2 alternative strategies Fund

(a series of Franklin Alternative Strategies Funds)

The Statement of Additional Information (SAI) is amended as follows:

I.              Effective on July 11, 2022, the following paragraph is inserted in the “Management and Other Services—Sub-Advisors” section beginning on page 71:

ActusRayPartners Limited (ActusRayPartners), Room 3, 42/F Lee Garden One, 33 Hysan Avenue, Causeway Bay, Hong Kong, serves as a sub-adviser to a portion of the Fund’s portfolio. ActusRayPartners is a limited company organized under the laws of Hong Kong. ActusRayPartners is a wholly owned subsidiary of ActusRayPartners Holdings Limited. Andrew Alexander, Raymond Chan and Patrick Cheung are shareholders of ActusRayPartners Holdings Limited.

II.             The following proxy voting policy for ActusRayPartners Limited is inserted to “Appendix A – Proxy Voting Policies and Procedures”:

PROXY VOTING

March 2021

Proxy Voting Policy

During its business, ActusRayPartners Limited (the “Firm” or “ARP”) may exercise voting authority with respect to its Client’s securities and will need to ensure that: (i) it votes in the best interest of the Client and deal with conflicts of interests that may arise between ARP and its Clients; (ii) disclose to the Clients certain information about its policies and procedures; and (iii) upon request, provide information on how proxies were voted.

ARP will act solely in the best interests its Clients when exercising its proxy voting authority. The Firm determines whether and how to vote corporate actions and proxies on a case-by- case basis, and will:

•         Attempt to consider all aspects of the vote that could affect the value of the issuer or that of the fund managed by ARP.

•         Vote in a manner that it believes is consistent with the Client’s stated objectives.

•         Generally, vote in accordance with the recommendation of the issuing company’s management on routine and administrative matters, unless the Firm has a particular reason to vote to the contrary.

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A.                  Conflicts of Interest

ARP will not put its own interests ahead of those of any Client. If a potential conflict of interest arises in connection with voting a proxy, a conflict of interest will be considered material to the extent that the conflict has the potential to influence the Firm’s decision making in voting the proxy. ARP may consider all relevant factors, as determined by the Firm in its sole discretion  including, without limitation: (i) the impact on the value of the securities or instruments owned by the relevant Client account and the returns on those securities; (ii) the anticipated associated costs and benefits; (iii) the continued or increased availability of portfolio information; and (iv) industry and business practices.

ARP may refrain from voting proxies where the Firm believes that voting would be inappropriate, taking into consideration the cost of voting the proxies and the anticipated benefit to its Clients. Generally, Clients may not direct the Firm’s vote in a particular solicitation.

Conflicts of interest may arise between ARP’s and the Client’s interests. If the Firm determines that it may have, or is perceived to have, a conflict of interest when voting proxies, the Firm will vote in accordance with its Proxy Voting Policy.

B.                  Voting Information and Recordkeeping

Under the Books and Records Rule, the Firm must retain: (i) its voting policies and procedures;

(ii) corporate action and proxy statements received; (iii) records of votes cast; (iv) records of its Clients’ requests for voting information; and (v) any documents prepared by ARP that were material to making a decision on how to vote.

Please keep this supplement with your SAI  for future reference.

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